BORROWINGS	6 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
a) Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital purposes including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 28, 2024. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at June 30, 2020, draws on the credit facility were $1,210 million (2019: $820 million) and $55 million of letters of credit were issued (2019: $54 million).

	Maturity	Annual Rate	Currency	As of
				June 30, 2020	December 31, 2019
Corporate revolving credit facility	June 28, 2024	LIBOR plus 1.2%	US$	$1,210	$820
Corporate revolving credit facility	April 14, 2022	LIBOR plus 2.1%	US$	—	—
Medium-term notes(1):
Non-current:
Public - Canadian	March 11, 2022	3.5%	C$	331	346
Public - Canadian	February 22, 2024	3.3%	C$	221	231
Public - Canadian	February 22, 2024	3.3%	C$	294	308
Public - Canadian	September 11, 2028	4.2%	C$	516	384
Public - Canadian	October 9, 2029	3.4%	C$	516	386
				3,088	2,475
Deferred financing costs and other				(14)	—
Total				$3,074	$2,475

1.	See Note 12 Subsidiary Public Issuers for further details.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for four consecutive one-year terms, which would result in the facility ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. Loans under this facility accrued interest on LIBOR plus 1.8% and no commitment fees were incurred for any undrawn balance. As of June 30, 2020, there were $nil (2019: $nil) borrowings outstanding.
On April 14, 2020, the partnership secured an incremental $1.0 billion syndicated revolving credit facility. The facility was secured to fund new investment opportunities that may arise while other sources of capital, including asset sales, are delayed. The facility matures on April 14, 2022 and all amounts not previously repaid will be due on such date. All obligations under the facility are guaranteed by our partnership and its subsidiary, BIPC Holdings Inc. Loans under this facility accrue interest at LIBOR plus 2.1% with an annual unused commitment fee of 42 basis points during the period prior to April 14, 2021, and LIBOR plus 2.2% thereafter with an annual unused commitment fee of 44 basis points. As of June 30, 2020, the balance remains undrawn.
On April 7, 2020, Brookfield Infrastructure Finance ULC, a wholly owned subsidiary of Brookfield Infrastructure, issued C$400 million of medium-term notes. C$200 million of the medium-term notes mature September 11, 2028 and have a coupon rate of 4.2% per annum. These notes were issued at a premium with an effective interest rate of 4.1% per annum. The remaining C$200 million medium term notes mature on October 9, 2029 and have a coupon rate of 3.4% per annum. These notes were issued at a discount with an effective interest rate of 4.1%. Refer to Note 12, Subsidiary Public Issuer, for further details.
On October 7, 2019, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing October 9, 2029 with a coupon of 3.4% per annum. On November 6, 2019, the proceeds were used to early redeem C$375 million of medium-term notes maturing October 30, 2020.
The increase in corporate borrowings during the six-month period ended June 30, 2020 is attributable to net draws of $390 million on the corporate revolving credit facility and the issuance of C$400 million of medium-term notes. These increases were partially offset by the impact of a weaker Canadian dollar relative to the U.S. dollar.
b) Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2020	December 31, 2019
Current	$1,453	$1,381
Non-current	16,407	17,163
Total	$17,860	$18,544

Non-recourse borrowings have decreased by $0.7 billion since year-end. This is attributable to a decrease in foreign denominated debt as most currencies underlying non-recourse borrowings depreciated relative to the U.S. dollar during the six-month period ended June 30, 2020. The decrease was partially offset by $0.2 billion of additional net borrowings associated with growth initiatives.